KKR Real Estate Finance Trust Inc. 1st Quarter 2019 Supplemental Information May 1, 2019

Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of May 1, 2019. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of March 31, 2019 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings, Core Earnings per Weighted Average Share, Net Core Earnings and Net Core Earnings per Weighted Average Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. 2

1Q’19 Key Highlights • Net Income(1) of $24.7 million or $0.43 per share • Net Core Earnings(2) of $25.3 million or $0.44 per share Financials • Book value(3) of $1,128.7 million or $19.67 per share • Paid 1Q dividend of $0.43 per share, equating to an 8.5% annualized dividend yield(4) • Originated $214.0 million of floating-rate senior loans Originations • LTM originations of $2.5 billion • Subsequent to quarter end, originated a $182.6 million floating-rate senior loan • Outstanding total loan portfolio of $3.7 billion, up 51% from 1Q’18 and down 9% from 4Q’18 Total Portfolio • Senior loans weighted average LTV of 68%(5) • Weighted average risk rating of 2.8 (Average Risk) • $1.5 billion of undrawn financing capacity • Increased corporate revolving credit facility by $40.0 million to $140.0 million. Capitalization Subsequent to quarter end, further increased the borrowing capacity in April 2019 to $235.0 million • Entered into a $100.0 million At the Market (‘ATM’) Program • 99% of the portfolio is floating-rate Interest Rate • A 50 basis point increase in one-month USD LIBOR would increase net interest Sensitivity income by $3.9 million over the next 12 months (6) • 95% of the portfolio is subject to a LIBOR floor Note: Net income attributable to common stockholders per share and Net Core Earnings per share are based on diluted weighted average shares outstanding as of March 31, 2019; book value per share and increase in net interest income per share due to an increase in one-month USD LIBOR are based on shares outstanding at March 31, 2019. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Book value per share includes the impact of a $0.6 million, or $0.01 per common share non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’), resulting in a cumulative (since issuance of the SNVPS) decrease of $2.2 million to our book value as of March 31, 2019. (4) Based on KREF closing price of $20.14 as of May 1, 2019. (5) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. (6) Assumes spot one-month USD LIBOR rate of 2.49%. 3

1Q’19 Financial Summary Income Statement Balance Sheet ($ in Millions, except per share data) ($ in Millions, except per share data) 1Q19 1Q19 Net Interest Income $29.9 Total Portfolio $3,745.4 Other Income 1.9 Secured Debt Outstanding Face Amount 936.4 Operating Expenses and Other (7.2) Convertible Notes Face Amount 143.8 Net Income Attributable to Common Stockholders $24.7 Term Loan Facility 680.3 Collateralized Loan Obligation 810.0 Weighted Average Shares Outstanding, Diluted 57,477,234 Asset Specific Financing 120.0 Net Income Per Share $0.43 Revolving Credit Agreements 140.0 Net Core Earnings(1) $25.3 (1) Total Leverage $2,830.5 Net Core Earnings per Share, Diluted $0.44 Total Stockholders' Equity 1,128.7 Dividend per Share $0.43 Cash 228.4 Debt-to-Equity Ratio(2) 1.0x Total Leverage Ratio(3) 2.3x Shares Outstanding 57,383,408 Book Value per Share(4) $19.67 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents (i) total outstanding secured debt agreements (excluding non-recourse Term Loan Facility) and convertible notes, less cash to (ii) total stockholders’ equity. (3) Represents (i) total outstanding secured debt agreements, convertible notes, loan participations sold, non-consolidated senior interests, and collateralized loan obligation, less cash to (ii) total stockholders’ equity. (4) Book value per share includes the impact of a $0.6 million, or $0.01 per common share non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.2 million to our book value as of March 31, 2019. 4

# Recent Operating Performance

- 1Q'19 Net Income attributable to common stockholders of $24.7 million or $0.43 per share
- 1Q'19 Net Core Earnings(1) of $25.3 million or $0.44 per share
- Book value of $1,128.7 million or $19.67 per share in 1Q'19(3) compared to $1,132.3 million or $19.66 per share in 4Q'18 and $1,050.3 million or $19.79 per share in 1Q'18
- Paid 1Q dividend of $0.43 per share on April 12, 2019, equating to an 8.5% annualized dividend yield based on KREF closing price of $20.14 as of May 1, 2019 and 8.7% based on 1Q'19 book value per share

## Net Income(2) and Net Core Earnings(1)

| | | | |
|---|---|---|---|
| Net income per share: | $0.44 | $0.34 | $0.43 |
| Net core earnings per share: | $0.35 | $0.38 | $0.44 |

($ in Millions)


$23.3
$18.9
$19.7
$22.2
$24.7
$25.3
1Q'18
4Q'18
1Q'19
Net Income
Net Core Earnings

## Dividends and Book Value Per Share

| | | | |
|---|---|---|---|
| Book value per share: | $19.79 | $19.66 | $19.67 |
| Dividend per share: | $0.40 | $0.43 | $0.43 |


8.1%
8.7%
8.7%
1Q'18
4Q'18
1Q'19
Annualized dividend yield based on book value per share

(1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.
(2) Represents Net Income attributable to common stockholders.
(3) Book value per share includes the impact of a $0.6 million, or $0.01 per common share non-cash redemption value adjustment to our redeemable SNVPS, resulting in a cumulative (since issuance of the SNVPS) decrease of $2.2 million to our book value as of March 31, 2019.

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KKR REAL ESTATE FINANCE TRUST

1Q’19 Loan Activity • March 31, 2019 total portfolio of $3.7 billion, up $1.3 billion or 51% since March 31, 2018 and down $388.1 million or 9% since December 31, 2018 • Higher level of repayments as portfolio seasons and our borrowers execute their business plans • Subsequent to quarter-end, originated one floating-rate senior loan totaling $182.6 million Summary of 1Q’19 Originations $214mm 100% 100% Committed to 2 New Loans Senior Loans Floating-Rate Loans 65% L+2.8% 12.4% Weighted Average LTV Weighted Average Coupon Weighted Average Underwritten IRR (1) Loan Funding Activity ($ in Millions) $4,563 Future Funding $111 $430 $260 $4,111 (2) Obligations $648 $3,769 $366 $862 $751 $3,401 $281 $386 $704 $110 $441 $423 $2,802 $596 $329 $4,134 $3,745 $3,383 $3,383 $2,960 $2,474 1Q'18 2Q'18 2Q'18 2Q'18 3Q'18 3Q'18 3Q'18 4Q'18 4Q'18 4Q'18 1Q'19 1Q'19 1Q'19 (3) Portfolio Fundings Repayments Portfolio Fundings Repayments Portfolio Fundings Repayments Portfolio Fundings Repayments Portfolio (1) See Appendix for definition. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes CMBS portfolio sales. 6

1Q’19 Loan Originations – Case Studies Investment Brooklyn Hospitality Boston Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $76 million $138 million Location Brooklyn, NY Boston, MA Collateral 196-key Full Service Hotel 390-unit Class-A Multifamily Loan Purpose Refinance Refinance LTV(1) 69% 63% Investment Date January 2019 March 2019 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 7

KREF Portfolio by the Numbers • Outstanding total portfolio of $3.7 billion as of March 31, 2019 • 51% increase in portfolio size YoY, decreased 9% QoQ. Increased 196% since June 30, 2017 (first quarter-end post IPO). • Office and multifamily loans comprise 83% of the portfolio Total Portfolio Growth Property Type(2) ($ in Millions) ($ in Millions) Current Portfolio: $3.8 billion(1) • Office YoY increase of 61% Including net funding and repayment activity • Multifamily YoY increase of 93% • Retail YOY decrease of 51% subsequent to quarter end $1,555 $1,504 1Q'18 1Q'19 $4,134 +196% $3,745 $3,383 $2,960 $965 $2,474 $780 $2,083 $1,812 $1,265 $264 $216 $206 $166 $129 $132 $131 $8 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 4Q'18 1Q'19 Office Multifamily Hospitality Condo Industrial Retail (Residential) (1) As of April 30, 2019. (2) Chart based on total assets. Total assets reflect the principal amount outstanding of our senior and mezzanine loans. 8

1Q’19 KREF Portfolio • $3.7 billion portfolio comprised of 36 investments • Portfolio weighted average LTV of 68%(1) Geography(2) Investment Type(3) CMBS Mezz 1% <1% Senior Loans 99% Interest Rate Type Fixed 1% Floating 99% Property Type(2) Other (<5%) 16% Industrial Retail 4% NY Condo 4% 32% (Residential) PA 4% 6% Hospitality MN 6% Office 6% 42% MA Multifamily 9% 41% FL WA 11% 9% CA 11% Note: The charts above are based on total assets. Total assets reflect (i) the principal amount of our senior and mezzanine loans and (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities. In accordance with GAAP, we carry our CMBS B-Pieces at fair value, which we valued above our cost basis as of March 31, 2019. (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. See page 15 for additional details. (2) Excludes CMBS B-Pieces. Map does not include Midwest Mezzanine portfolio ($5.5 million). (3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage. 9

Portfolio Credit Quality Remains Strong • KREF’s loan portfolio is 100% performing, with no defaulted or impaired loans • The securities portfolio is performing as expected Loan-to-Value(1,2) Risk Rating Distribution(2,4) (% of total portfolio) (% of portfolio) Weighted Average Weighted Average LTV(3): 68% 89% Risk Rating(3): 2.9 4Q’18 4Q’18 31% 24% 20% 16% 11% 9% 1 2 3 4 5 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 0 8 33 0 0 Loan Count Weighted Average Weighted Average 1Q’19 LTV(3): 68% 1Q’19 85% Risk Rating(3): 2.8 32% 21% 21% 14% 11% 9% 6% 1 2 3 4 5 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 4 3 26 0 0 Loan Count (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. (2) Includes non-consolidated senior interests. (3) Weighted average is weighted by current principal amount for all but one of our senior and mezzanine loans and by net equity for our CMBS B-Pieces. (4) Excludes CMBS B-Pieces. 10

# Financing Overview

- Total financing capacity of $4.2 billion with $1.5 billion of undrawn capacity
- Increased the borrowing capacity on the Corporate Revolving Credit Facility from $100.0 million to $140.0 million. Subsequent to quarter end, further increased the borrowing capacity in April 2019 to $235.0 million

## Summary of Outstanding Financing

| ($ in Millions) | Maximum Capacity | Outstanding Face Amount | Weighted Average Coupon |
|---|---|---|---|
| Term Credit Facilities | $2,000[1] | $936 | L+2.0% |
| Asset Specific Financing | $200 | $120 | L+1.7% |
| Convertible Notes | $144 | $144 | 6.1% |
| Corporate Revolving Credit Facility | $140 | $140 | L+2.0% |
| Total Corporate Obligations | $2,484 | $1,340 | |
| Term Loan Facility | $1,000 | $680 | L+1.4% |
| Senior Loan Interests | -- | -- | -- |
| Collateralized Loan Obligation | $810 | $810 | L+1.4% |
| Total Leverage | $4,294 | $2,830 | |

## Leverage Ratios



1.2x
1.3x
1.2x
1.8x
1.3x
1.9x
1.1x
2.6x
1.0x
2.3x
1Q'18
2Q'18
3Q'18
4Q'18
1Q'19
Debt-to-Equity Ratio(2)
Total Leverage Ratio(3)

## Outstanding Principal Balance[4]



Term Credit Facilities 37%
Collateralized Loan Obligation 32%
Asset Specific Financing 5%
Term Loan Facility 27%
Non-Mark-to-Market 63%

(1) Subject to customary conditions, KREF is permitted to request the Morgan Stanley facility be further increased by an additional $150 million, which is not included in the maximum capacity.
(2) Represents (i) facilities outstanding face amount (excluding non-recourse term loan facility), and convertible notes less cash to (ii) total stockholders' equity.
(3) Represents (i) facilities outstanding face amount, convertible notes, loan participations sold, non-consolidated senior loan interests, and collateralized loan obligation less cash to (ii) total stockholders' equity.
(4) Excludes convertible notes and the corporate revolving credit facility.

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KKR REAL ESTATE FINANCE TRUST

Interest Rate Sensitivity • KREF benefits in a rising rate environment • 99% of the portfolio is indexed to one-month USD LIBOR • A 50 basis point increase in one-month USD LIBOR would increase net interest income by $3.9 million or $0.07 per share over the next 12 months(1) • 95% of the portfolio is subject to a LIBOR floor Net Interest Income Sensitivity to LIBOR Movements(1)(2) ($ in Millions) $20.0 $15.6 $15.0 $11.7 $10.0 $7.8 $5.0 $3.9 $0.0 --1.00%1.00% -0.50%-0.50% 0.50% 1.00% 1.50% 2.00% -$5.0 -$3.9 -$6.9 -$10.0 Change in LIBOR (1) As of March 31, 2019, assumes loans are drawn up to maximum approved advance rate based on current principal amount; per share amount assumes 57,383,408 shares outstanding. (2) Assumes spot one-month USD LIBOR rate of 2.49%. 12

Appendix 13

# Portfolio Details

| # | Investment | Location | Property Type | Investment Date | Committed Principal Amount | Current Principal Amount | Net Equity[2] | Future Funding[3] | Coupon[4][5] | Max Remaining Term (Yrs)[4][6] | LTV[4][7] |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Senior Loans[1] | | | | | | | | | | | |
| 1 | Senior Loan | Queens, NY | Office | 5/9/2018 | $350.0 | $277.1 | $173.6 | $72.9 | L + 3.3% | 4.2 | 71% |
| 2 | Senior Loan | New York, NY | Condo (Resi) | 8/4/2017 | 239.2 | 166.0 | 57.9 | - | L + 4.8% | 1.3 | 59% |
| 3 | Senior Loan | New York, NY | Multifamily | 12/20/2018 | 234.5 | 182.2 | 43.4 | 52.3 | L + 3.6% | 4.8 | 70% |
| 4 | Senior Loan | Boston, MA | Office | 5/23/2018 | 213.7 | 195.4 | 32.4 | 18.3 | L + 2.4% | 4.2 | 69% |
| 5 | Senior Loan | Minneapolis, MN | Office | 11/13/2017 | 181.8 | 165.7 | 38.2 | 16.1 | L + 3.8% | 3.7 | 75% |
| 6 | Senior Loan | Seattle, WA | Office | 9/13/2018 | 172.0 | 162.1 | 36.7 | 9.9 | L + 3.7% | 4.5 | 65% |
| 7 | Senior Loan | San Diego, CA | Office | 9/9/2016 | 168.0 | 159.5 | 41.8 | 8.5 | L + 4.2% | 2.5 | 71% |
| 8 | Senior Loan | Philadelphia, PA | Office | 6/19/2018 | 165.0 | 144.9 | 27.4 | 20.1 | L + 2.5% | 4.3 | 71% |
| 9 | Senior Loan | New York, NY | Multifamily | 12/5/2018 | 163.0 | 148.0 | 22.4 | 15.0 | L + 2.6% | 4.7 | 67% |
| 10 | Senior Loan | Irvine, CA | Office | 4/11/2017 | 162.1 | 141.6 | 41.5 | 20.5 | L + 3.9% | 3.1 | 62% |
| 11 | Senior Loan | Portland, OR | Retail | 10/26/2015 | 155.0 | 125.0 | 49.4 | 30.0 | L + 5.5% | 1.6 | 61% |
| 12 | Senior Loan | North Bergen, NJ | Multifamily | 10/23/2017 | 150.0 | 148.8 | 34.3 | 1.2 | L + 4.3% | 3.6 | 57% |
| 13 | Senior Loan | Fort Lauderdale, FL | Hospitality | 11/9/2018 | 150.0 | 140.0 | 26.9 | 10.0 | L + 2.9% | 4.7 | 62% |
| 14 | Senior Loan | Boston, MA | Multifamily | 3/29/2019 | 138.0 | 134.3 | 133.6 | 3.8 | L + 2.7% | 5.0 | 63% |
| 15 | Senior Loan | West Palm Beach, FL | Multifamily | 11/7/2018 | 135.0 | 123.5 | 20.1 | 11.5 | L + 2.9% | 4.6 | 73% |
| 16 | Senior Loan | Crystal City, VA | Office | 9/14/2016 | 103.5 | 98.4 | 21.9 | 5.1 | L + 4.5% | 2.5 | 59% |
| 17 | Senior Loan | San Diego, CA | Multifamily | 11/20/2018 | 103.5 | 86.9 | 26.2 | 16.6 | L + 3.2% | 4.7 | 74% |
| 18 | Senior Loan | Seattle, WA | Multifamily | 9/7/2018 | 93.0 | 93.0 | 58.6 | - | L + 2.6% | 4.4 | 79% |
| 19 | Senior Loan | Westbury, NY | Multifamily | 3/8/2018 | 89.0 | 87.1 | 14.5 | 1.9 | L + 3.1% | 4.0 | 69% |
| 20 | Senior Loan | New York, NY | Multifamily | 3/29/2018 | 86.0 | 86.0 | 14.1 | - | L + 2.6% | 4.0 | 48% |
| 21 | Senior Loan | Denver, CO | Multifamily | 2/28/2017 | 85.9 | 83.9 | 20.9 | 2.0 | L + 3.8% | 2.9 | 75% |
| 22 | Senior Loan | Seattle, WA | Office | 3/20/2018 | 80.7 | 80.7 | 18.7 | - | L + 3.6% | 4.0 | 65% |
| 23 | Senior Loan | Orlando, FL | Multifamily | 3/28/2018 | 80.0 | 71.1 | 12.1 | 8.9 | L + 2.8% | 4.0 | 70% |
| 24 | Senior Loan | Philadelphia, PA | Multifamily | 10/30/2018 | 77.0 | 77.0 | 12.6 | - | L + 2.7% | 4.6 | 73% |
| 25 | Senior Loan | Brooklyn, NY | Hospitality | 1/18/2019 | 76.0 | 76.0 | 15.3 | - | L + 2.9% | 4.9 | 69% |
| 26 | Senior Loan | St Paul, MN | Office | 1/16/2018 | 75.5 | 71.3 | 15.9 | 4.2 | L + 3.6% | 3.9 | 73% |
| 27 | Senior Loan | Queens, NY | Industrial | 7/21/2017 | 75.1 | 62.7 | 13.9 | 12.4 | L + 3.7% | 3.3 | 72% |
| 28 | Senior Loan | New York, NY | Multifamily | 10/7/2016 | 74.5 | 73.4 | 15.7 | 1.1 | L + 4.4% | 2.6 | 68% |
| 29 | Senior Loan | Atlanta, GA | Industrial | 7/24/2018 | 74.5 | 69.7 | 35.2 | 4.8 | L + 2.7% | 4.4 | 74% |
| 30 | Senior Loan | Tampa, FL | Multifamily | 7/31/2018 | 70.4 | 67.0 | 66.6 | 3.4 | L + 3.2% | 4.4 | 75% |
| 31 | Senior Loan | Atlanta, GA | Office | 5/12/2017 | 61.9 | 58.5 | 16.3 | 3.4 | L + 4.0% | 3.2 | 71% |
| 32 | Senior Loan | Queens, NY | Multifamily | 10/9/2018 | 45.0 | 42.0 | 7.8 | 3.0 | L + 2.8% | 4.6 | 70% |
| Total / Weighted Average | | | | | $4,128.8 | $3,698.5 | $1,165.9 | $357.1 | L + 3.4% | 3.8 | 68% |
| Mezzanine Loans | | | | | | | | | | | |
| 1 | Fixed Rate Mezzanine | Various | Retail | 6/8/2015 | 5.5 | 5.5 | 5.5 | - | 11.0% | 6.3 | 78% |
| Total / Weighted Average | | | | | $5.5 | $5.5 | $5.5 | - | 11.0% | 6.3 | 78% |
| CMBS | | | | | | | | | | | |
| Total / Weighted Average | | | | | $74.9 | $66.3 | $41.4 | $8.6 | 3.9% | 9.1 | 59% |
| Portfolio Total / Weighted Average | | | | | $4,209.2 | $3,770.3 | $1,212.9 | $365.7 | 5.9% | 3.9 | 68% |
| 1Q19 Outstanding Portfolio[8] | | | | | | | | | | | $3,745.4 |

* See footnotes on subsequent page

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KKR REAL ESTATE FINANCE TRUST

Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio. (2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities; and (iii) the cost basis of our investment in RECOP. (3) Represents Committed Principal Amount less Current Principal Amount on Senior Loans; there is no future funding on mezzanine loans or CMBS with the exception of $8.6 million of remaining commitment to RECOP. (4) Weighted averages are weighted by current principal amount for senior loans and mezzanine loans; weighted averages are weighted by net equity for CMBS B-Pieces; weighted average coupon calculation includes one-month USD LIBOR for floating-rate Mezzanine Loans. (5) L = one-month USD LIBOR rate; spot one-month USD LIBOR rate of 2.49% included in portfolio-wide averages represented as fixed rates. (6) Max remaining term (years) assumes all extension options are exercised, if applicable. (7) For senior loans, loan-to-value ratio ("LTV") is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for Senior Loan 3, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for Senior Loan 4, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance. (8) Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity Amount for CMBS. 15

Fully Extended Loan Maturities • Fully extended weighted average loan maturity of 3.8 years(1) Fully Extended Loan Maturities(1) ($ in Millions) $2,500 $2,022.6 $2,000 $1,500 $1,000 $661.1 $500 $392.5 $331.3 $291.0 $0.0 $5.5 $0.0 $0 2019 2020 2021 2022 2023 2024 2025 2026 Fully extended maturity (1) Excludes CMBS and RECOP. 16

Consolidated Balance Sheets (in thousands - except share and per share data) March 31, 2019 December 31, 2018 Assets Cash and cash equivalents(1) $ 228,440 $ 86,531 Commercial mortgage loans, held-for-investment, net 3,684,128 4,001,820 Equity method investments, at fair value 32,711 30,734 Accrued interest receivable 15,444 16,178 Other assets 3,452 3,596 Commercial mortgage loans held in variable interest entities, at fair value 1,129,860 1,092,986 Total Assets $ 5,094,035 $ 5,231,845 Liabilities and Equity Liabilities Secured financing agreements, net $ 1,862,713 $ 1,951,049 Collateralized loan obligation, net 801,226 800,346 Convertible notes, net 138,030 137,688 Loan participations sold, net - 85,465 Accounts payable, accrued expenses and other liabilities 4,302 4,529 Dividends payable 24,850 25,097 Accrued interest payable 8,535 7,516 Due to affiliates 6,226 4,712 Variable interest entity liabilities, at fair value 1,117,272 1,080,255 Total Liabilities 3,963,154 4,096,657 Commitments and Contingencies Temporary Equity Redeemable preferred stock 2,228 2,846 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of March - - 31, 2019 and December 31, 2018) Common stock, 300,000,000 authorized (57,383,408 and 57,596,217 shares with par value of $0.01 issued and 574 576 outstanding as of March 31, 2019 and December 31, 2018, respectively) Additional paid-in capital 1,164,318 1,163,845 (Accumulated deficit) Retained earnings (281) (225) Repurchased stock, 1,862,689 and 1,649,880 shares repurchased as of March 31, 2019 and December 31, (35,958) (31,854) 2018, respectively Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,128,653 1,132,342 Total Permanent Equity 1,128,653 1,132,342 Total Liabilities and Equity $ 5,094,035 $ 5,231,845 (1) Includes $42.0 million held in collateralized loan obligation as of March 31, 2019. 17

Consolidated Statements of Income (in thousands - except share and per share data) Three Months Ended March 31, 2019 December 31, 2018 March 31, 2018 Net Interest Income Interest income $ 64,751 $ 59,623 $ 31,694 Interest expense 34,842 32,192 10,690 Total net interest income 29,909 27,431 21,004 Other Income Change in net assets related to CMBS consolidated variable interest entities 342 128 8,489 Income from equity method investments 1,125 981 548 Other income 482 201 161 Total other income (loss) 1,949 1,310 9,198 Operating Expenses General and administrative 2,361 1,810 2,663 Management fees to affiliate 4,287 4,330 3,939 Incentive compensation to affiliate 953 1,470 - Total operating expenses 7,601 7,610 6,602 Income (Loss) Before Income Taxes, Noncontrolling Interests and Preferred Dividends 24,257 21,131 23,600 Income tax expense (benefit) 9 (297) 175 Net Income (Loss) 24,248 21,428 23,425 Redeemable Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture - - 34 Net Income Attributable to KKR Real Estate Finance Trust Inc. and Subsidiaries 24,248 21,428 23,391 Preferred Stock Dividends and Redemption Value Adjustment (457) 1,719 111 Net Income (Loss) Attributable to Common Stockholders $ 24,705 $ 19,709 $ 23,280 Net Income (Loss) Per Share of Common Stock, Basic $ 0.43 $ 0.34 $ 0.44 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.43 $ 0.34 $ 0.44 Weighted Average Number of Shares of Common Stock Outstanding, Basic 57,387,386 58,178,944 53,337,915 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 57,477,234 58,253,821 53,378,467 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.40 18

Reconciliation of GAAP Net Income to Core Earnings and Net Core Earnings 1Q19 4Q18 1Q18 ($ in thousands, except share and per share data) Net Income Attributable to Common Stockholders $24,705 $19,709 $23,280 Adjustments Non-cash equity compensation expense 991 387 1,018 Incentive compensation to affiliate 953 1,470 - Depreciation and amortization - - - Unrealized (gains) or losses(1) (464) 1,980 (5,377) Non-cash convertible notes discount amortization 89 91 - Core Earnings(3) $26,274 $23,637 $18,921 Weighted Average Shares Outstanding Basic 57,387,386 58,178,944 53,337,915 Diluted 57,477,234 58,253,821 53,378,467 Core Earnings per Weighted Average Share, Basic and diluted(2) $0.46 $0.41 $0.35 Core Earnings(2) $26,274 $23,637 $18,921 Less: Incentive compensation to affiliate 953 1,470 - Net Core Earnings(2) $25,321 $22,167 $18,921 Net Core Earnings per Weighted Average Share, Basic and diluted(3) $0.44 $0.38 $0.35 (1) Includes $(0.6) million, $1.6 million and $0.0 million non-cash redemption value adjustment of our SNVPS during 1Q19, 4Q18 and 1Q18, respectively. (2) See Appendix page 20 for definitions. Excludes $0.2 million, $0.2 million and $1.1 million or $0.00, $0.00 and $0.02 per diluted weighted average share outstanding, of net original issue discount on CMBS B-Pieces accreted as a component of taxable income during 1Q19, 4Q18 and 1Q18, respectively. 19

Key Definitions • "Core Earnings" and “Net Core Earnings”: Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. The Company also uses Core Earnings to determine the management and incentive fees it pays to its Manager. Core Earnings and Net Core Earnings are measures that are not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to the Company's Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company's Manager and board of directors (and after approval by a majority of the independent directors). The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. Net Core Earnings is Core Earnings less incentive compensation payable to the Company’s Manager. The Company believes providing Core Earnings and Net Core Earnings on a supplemental basis to net income as determined in accordance with GAAP is helpful to stockholders in assessing the overall performance of the Company's business. Core Earnings and Net Core Earnings should not be considered as substitutes for GAAP net income. The Company's methodology for calculating Core Earnings and Net Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company's Core Earnings and Net Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown. 20